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VOYAGEUR HARBOUR ANNUITIES                                                                          VARIABLE ANNUITY APPLICATION

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Distributed by Voyageur Fund Distributors, Inc.
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Issued by The Minnesota Mutual Life Insurance Company-Variable Annuity Services G6-8888-P.O. Box 64872-St Paul Minnesota 55164-0872
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             Toll Free 1-800-277-6595              Fax (612) 225-6689
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                  OWNER (please print)                                             ANNUITANT (if other than owner)
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OWNER NAME                                                       ANNUITANT NAME

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ADDRESS                                                          ADDRESS

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CITY                                      STATE  ZIP CODE        CITY                                      STATE  ZIP CODE

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DATE OF BIRTH  SEX      TAXPAYER ID(SSN OR TIN) DAYTIME PHONE #  DATE OF BIRTH  SEX     TAXPAYER ID(SSN OR TIN)  DAYTIME PHONE #
               / /M / /F                                                        / /M / /F
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           JOINT OWNER (optional-spouse only)                                   JOINT ANNUITANT (optional)
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JOINT OWNER NAME                                                 JOINT ANNUITANT NAME

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DATE OF BIRTH  SEX      TAXPAYER ID(SSN OR TIN) DAYTIME PHONE #  DATE OF BIRTH  SEX     TAXPAYER ID(SSN OR TIN)  DAYTIME PHONE #
               / /M / /F                                                        / /M / /F
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BENEFICIARY (indicate class 1 for primary and class 2 for contingent)
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           CLASS                   NAME               RELATIONSHIP           DATE OF BIRTH        SEX          SSN or TIN
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                                                                                             / /M / /F
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                                                                                             / /M / /F
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                                                                                             / /M / /F
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                                                                                             / /M / /F
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                                                                                             / /M / /F
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                   TYPE OF CONTRACT                                            PURCHASE PAYMENT ALLOCATION
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/ / Deferred annuity with an Annuity Commencement Date of     Purchase Payments may be allocated to one or more of the Fixed
   ___/01/_____.  If none selected, the Annuity               Accounts or sub-accounts of the Variable Account.  During the 30 day
   Commencement Date will be the later of the first of the    period following receipt of the first Purchase Payment into this
   month preceding the annuitant's 85th birthday or ten       contract, Purchase Payments directed to the variable sub-accounts
   years after issue.                                         will first be allocated to the Money Market sub-account of the
                                                              Variable Account.  At the end of this 30 day period, these Purchase
/ / Immediate annuity commencing the first of _________       Payments will be transferred as you have directed.
   (month).  Fixed immediate will be allocated to the 1
   year fixed account. (Please attach proof of age.)
--------------------------------------------------------------      % 1 Year Fixed Account        % Asset Allocation
                      TYPE OF PLAN                            ------                        ------
--------------------------------------------------------------      % 3 Year Fixed Account        % Index 500
/ / Non-Qualified                                             ------                        ------
   / / 1035 Exchange                                                % 5 year Fixed Account        % Federated American
   / / Under the ____(state) Uniform Transfers                ------                        ------  Leaders Fund II
        to Minor Act                                                % 7 Year Fixed Account        % Value Stock
                                                              ------                        ------
/ / Individual Retirement Annuity (IRA)                             % 10 Year Fixed Account       % Small Company Value
   / / Purchase Payment                                       ------                        ------
   / / Rollover                                                     % Money Market                % Growth
   / / Transfer                                               ------                        ------
                                                                    % Mortgage Securities         % Small Company
/ / Simplified Employee Pension (SEP)                         ------                        ------
                                                                    % Bond                        % Capital Appreciation
/ / Savings Incentive Match Plans for Employees (SIMPLE)      ------                        ------
                                                                    % Federated High Income       % International Stock
/ / Tax Sheltered Annuity (IRC Section 403(b))                ------  Bond Fund II          ------
                                                                    % Global Bond
/ / Qualified Retirement Plan (IRC Section 401)               ------                        100 % TOTAL

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Voyageur Fund Distributors, Inc.                       PAGE 1 OF 2                       The Minnesota Mutual Life Insurance Company
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05-0000-90-500 9/96                                                                                                          96-9350
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PURCHASE PAYMENT METHOD (check all that apply)
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/ / $_________ remitted with application                        / / Direct Transfer/1035 Exchange/Rollover
                                                                / / Automatic Payment Plan (attach authorization and voided check)
    / / $________ as Cash Rollover                                  Commencing on Month ___________ Day ______
                                                                / / Other _________________________
    / / $________ for tax year _________
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PURCHASE PAYMENT REMINDER NOTICE (check one if applicable)
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/ / Send Individual Purchase Payment Reminder Notice (IRA,      / / Send Purchase Payment Reminder Notice to EMPLOYER*
   non-qualified only) on the 1st day of ________ (month)           beginning ___________ (month) for $ ________________
   for $ ____________ and continuing                                and continuing

   / / Quarterly     / / Semi-Annually    / / Annually              / / Annually (1)   / /Semi-Annually (2)   / / Quarterly (4)
                                                                    / / Monthly (12)   / / Semi-Monthly (24)  / / Bi-Weekly (26)
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*EMPLOYER NAME (if other than owner)      ADDRESS                                      CITY, STATE, ZIP

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REPLACEMENT
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Will this contract replace or change an existing insurance or annuity contract? / /Yes / /No  Submit replacement forms if applicable.
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INSURANCE COMPANY                                                   CONTRACT NUMBER

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SPECIAL INSTRUCTIONS
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OWNER/ANNUITANT SIGNATURES
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I represent that the statements and answers in this application are full, complete and true to the best of my knowledge.  I agree that they are to be considered the basis of any contract issued to me.  I ACKNOWLEDGE RECEIPT OF THE CURRENT VARIABLE ACCOUNT AND
THE FUNDS PROSPECTUSES FOR THE VARIABLE ANNUITY.  I UNDERSTAND THAT ALL PAYMENTS AND VALUES OF ANY CONTRACT ISSUED, WHEN BASED UPON
THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.  Amounts payable under this contract, when part of the Fixed Account with a Guarantee Period of more than one year, may be subject to a market value adjustment when withdrawals or other payments are made prior to a date specified in the contract.
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SIGNED AT (City, State)            SIGNATURE OF OWNER                     SIGNATURE OF ANNUITANT (if other than owner)
                                   X                                      X
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DATE                               SIGNATURE OF JOINT OWNER               SIGNATURE OF JOINT ANNUITANT (if other than joint owner)
                                   X                                      X
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The Prospectuses for the Variable Account and the Funds refer to a Statement of Additional Information.  Would you like us to send you copies?  / / Yes / / No
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BROKER INFORMATION (licensing appointment with Minnesota Mutual is required)
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To the best of my knowledge this contract / / will / / will not replace or change an existing insurance or annuity contract.  I certify that a current prospectus was delivered.  No written sales materials were used other than those approved by Voyageur Fund
Distributors, Inc.
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BROKER CODE          BROKER NAME                                          BROKER SIGNATURE
                                                                          X
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BRANCH CODE          BRANCH NAME                                          CLIENT BROKERAGE ACCOUNT NUMBER

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FIRM CODE            FIRM NAME                                            AUTHORIZED SIGNATURE OF FIRM
                                                                          X
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SPECIAL NOTIFICATION INSTRUCTIONS
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/ / Assign contract number and case number (if applicable) immediately and notify broker at fax number ____________, telephone number _____________, or electronic mail address ____________________________________________________.
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This application becomes effective only upon its acceptance by The Minnesota Mutual Life Insurance Company.
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ACCEPTED BY                            DATE                CONTRACT NUMBER               CASE NUMBER

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Voyageur Fund Distributors, Inc.                       PAGE 2 OF 2                       The Minnesota Mutual Life Insurance Company
                                             (NOT VALID WITHOUT BOTH PAGES)
05-0000-90-500 9/96                                                                                                          96-9350
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